1 DRAFT 04.07.2021 MID PENN BANCORP, INC. Special Meeting of Shareholders April 2, 2025

2 $167 $317 Philly MSA $47 $136 Lanscaster MSA $161 $104 $72 MPB County Overall Excl. Top 3 $41 $129 $107 WMPN County Overall Excl. Top 3 $55 $157 $99 WMPN County Overall Excl. Top 3 $942 $2,209 Harrisburg MSA $87 $168 $92 MPB County Overall Excl. Top 3 $183 $319 Reading MSA 2019 2024 2019 2024 2019 2024 2019 2024 Bucks County Camden County WMPN Average Branch Size $ in millions MPB Expansion Strategy Source: S&P Global Market Intelligence; FDIC. Note: FDIC deposit data as of 6/30/2024. (1) Deposits in growth markets include Philadelphia, Lancaster, Reading, and Harrisburg MSAs. $ in millions, Deposits in market MPB Demonstrated Success in Growth Markets(1) Dauphin County Cumberland County MPB Average Branch Size $ in millions Philly MSA Lancaster MSA Reading MSA Harrisburg MSA

3 $78,444 $90,012 MPB MWPN Highly Attractive Growth Markets Key Employers in Market Highly Attractive Demographics Median Household Income, $ Source: S&P Global Market Intelligence, FDIC, Edison Chamber of Commerce. Note: FDIC deposit data as of 6/30/2024. (1) Philly Counties defined as Philadelphia, Montgomery, Bucks, Chester and Delaware counties. (2) Central New Jersey defined as Monmouth, Mercer, Middlesex, Hunterdon and Somerset counties. (3) Southern New Jersey defined as Burlington, Gloucester, Ocean and Camden counties. Room for Growth in New Jersey Total Population in millions of people 0.6 4.2 2.4 2.0 Harrisburg MSA Philly Counties of Focus Central NJ Counties of Focus Southern NJ Counties of Focus (1) (2) (3)

Focused on Growing the Broader Philadelphia + Central/Southern NJ Markets

$738 Billion in Total Market Deposits

Sizeable Markets

Philadelphia MSA	Central NJ[1]	Southern NJ[2]	MPB Harrisburg MSA
$554 Bn	**$125 Bn**	**$60 Bn**	**$19 Bn**
Total Deposits in the Market	*Total Deposits in the Market*	*Total Deposits in the Market*	*Total Deposits in the Market*
Top 3: Capital One, TD Bank, Wells	*Top 3: PNC, BofA, Wells*	*Top 3: TD Bank, Wells, PNC*	*Top 3: PNC, **Mid Penn**, M&T*

Above-Average Growth and Wealth

Population Change 2010 - 2025



4.6%
5.2%
8.9%
2.0%
Philly Counties of Focus(3)
Central NJ Counties of Focus
Southern NJ Counties of Focus
State of PA

2025 Median Household Income



$89,810
$116,286
$91,532
$74,855
Philly Counties of Focus(3)
Central NJ Counties of Focus
Southern NJ Counties of Focus
State of PA

Capitalizing on Market Disruption

The market area has undergone significant consolidation since 2016

Philadelphia MSA

- ✓ Citizens Financial Services / HV Bancorp
- ✓ WSFS Financial Corp / Bryn Mawr Bank Corporation
- ✓ Citizens & Northern Corporation / Covenant Financial
- ✓ S&T Bancorp / DNB Financial Corporation
- ✓ WSFS Financial Corp / Beneficial Bancorp

Central/Southern NJ

- ✓ Princeton Bancorp / Cornerstone Financial Corporation
- ✓ Lakeland Bancorp / 1st Constitution Bancorp
- ✓ OceanFirst Financial Corp. / Two River Bancorp
- ✓ OceanFirst Financial Corp. / Capital Bank of New Jersey
- ✓ OceanFirst Financial Corp. / Sun Bancorp

MID PENN BANCORP WILLIAM PENN BANCORPORATION

Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2024.
(1) Central New Jersey defined as Monmouth, Mercer, Middlesex, Hunterdon and Somerset counties.
(2) Southern New Jersey defined as Burlington, Gloucester, Ocean and Camden counties.
(3) Philly Counties defined as Philadelphia, Montgomery, Bucks, Chester and Delaware counties.

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5 Important Additional Information and Where to Find It This presentation is solely for informational purposes and has been prepared to assist interested parties in making their own evaluation of Mid Penn Bancorp, Inc. (the “Company” or “Mid Penn”) and does not purport to contain all of the information that may be relevant. This communication does not constitute an offer to sell, or a solicitation of an offer to buy, any securities or the solicitation of a vote or approval with respect to the proposed acquisition by Mid Penn of William Penn Bancorporation (“William Penn”), in any jurisdiction in which or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction. Neither the U.S. Securities and Exchange Commission (“SEC”) nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. The Merger The proposed Merger will be submitted to the shareholders of William Penn and Mid Penn for their consideration and approval. In connection with the proposed Merger, Mid Penn has filed with the SEC a registration statement on Form S-4, which includes a joint proxy statement of Mid Penn and William Penn and a prospectus of Mid Penn and other relevant documents concerning the proposed transaction. SHAREHOLDERS OF MID PENN AND WILLIAM PENN ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors can obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Mid Penn and William Penn, free of charge from the SEC’s website (www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by contacting Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania, 17110, attention: Investor Relations (telephone (717) 692-7105); or William Penn Bancorporation, 10 Canal Street, Suite 104, Bristol, Pennsylvania 19007, attention: Kenneth J. Stephon, President and CEO (telephone (267) 540-8500). Participants in the Solicitation Mid Penn, William Penn and their respective directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Mid Penn and/or William Penn shareholders in connection with the proposed Merger transaction under the rules of the SEC. Information regarding the directors and executive officers of Mid Penn and William Penn is available in each company’s respective most recent definitive proxy statement filed with the SEC and other documents filed by Mid Penn and William Penn with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC, which may be obtained free of charge as described in the preceding paragraph. Cautionary Note Regarding Forward-Looking Statements Statements included in this presentation which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are based on, among other things, Mid Penn Bancorp, Inc. (the “Company” or “MPB”) management’s and William Penn Bancorporation (“William Penn” or “WMPN”) management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and the Company and William Penn. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include expectations relating to the anticipated opportunities and financial and other benefits of the business combination transaction between the Company and William Penn, and the projections of, or guidance on, the Company’s or the combined company’s future financial performance, asset quality, liquidity, capital levels, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Company’s business or financial results. The Company and William Penn caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement entered into between the Company and William Penn; the outcome of any legal proceedings that may be instituted against the Company or William Penn; the failure to obtain shareholder approvals or to satisfy any of the other conditions to the business combination transaction on a timely basis or at all; the possibility that the anticipated benefits of the business combination transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and William Penn do business; the possibility that the business combination transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the business combination transaction; changes in the Company’s share price before the closing of the business combination transaction; risks relating to the potential dilutive effect of shares of the Company common stock to be issued in the business combination transaction; and other factors that may affect future results of the Company, William Penn and the combined company. Additional factors that could cause results to differ materially from those described in this presentation can be found in the “Risk Factors” section of the Registration Statement and Joint Proxy Statement/Prospectus, as well as in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, William Penn’s Annual Report for the year ended June 30, 2024, and in other documents that the Company and William Penn file with the SEC, which are available at the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s or William Penn’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company and William Penn anticipate. The Company and William Penn caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Neither the Company nor William Penn assumes any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. Disclaimer

6 Market and Industry Data Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from third party sources and other publicly available information. While the Company believes these sources to be reliable as of the date of this presentation, the Company has not independently verified such information, and makes no representation as to its accuracy, adequacy, fairness or completeness. Data regarding the industries in which the Company and William Penn compete and their respective market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control. In addition, assumptions and estimates about the Company and its industries’ future performance industries are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. Company and William Penn Data Data about the Company provided in this presentation, including financial information, has been prepared by Company management. Data about William Penn provided in this presentation, including financial information, has been obtained from William Penn management and its public filings with the SEC. Combined Franchise Forward-Looking Data Neither the Company’s nor William Penn’s independent registered public accounting firms have studied, reviewed or performed any procedures with respect to the combined franchise forward-looking financial data for the purpose of inclusion in this presentation, and, accordingly, neither have expressed an opinion or provided any form of assurance with respect thereto for the purpose of this presentation. These combined franchise forward- looking financial data are for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the combined franchise forward-looking financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the “Forward-Looking Statements” disclaimer above. Combined franchise forward-looking financial data is inherently uncertain due to a number of factors outside of the Company’s or William Penn’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the proposed acquisition or that actual results will not differ materially from those presented in the combined franchise forward-looking financial data. Inclusion of combined franchise forward-looking financial data in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures derived from consolidated financial data but not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP measures, when taken together with its financial results presented in accordance with GAAP, provide meaningful supplemental information regarding its operating performance and facilitate internal comparisons of its historical operating performance on a more consistent basis These non-GAAP financial measures however are subject to inherent limitations, may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as an alternative to GAAP measures. Please refer to the Appendix for reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures. Disclaimer

7 DRAFT 04.07.2021 MID PENN BANCORP, INC. Special Meeting of Shareholders April 2, 2025